SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  June 7, 2006

                               NEWTECH BRAKE CORP.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     0-26949                  11-3500919
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

              779 Industrial Blvd., Blainville, QC, Canada J7C 3V3
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (450) 434-6432

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 6 - Corporate Governance

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

      Mr. Francois Houle resigned from the Board of Directors of the Registrant effective May 17, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2006                     NEWTECH BRAKE CORP.


                                        By: /s/ Dominique Rancourt
                                            ------------------------------------
                                            Name:  Dominique Rancourt
                                            Title: Vice-President, Finance